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                                                                   EXHIBIT 24.2


                       [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this registration statement on Form S-8 of our report dated February 21, 1996 on our audits of the financial statements
of D.I.Y.  Home Warehouse,  Inc. as  of December 30,  1995 and   December 31,
1994 and for  each of  the three years  in  the period  ended December  30,
1995.   We  also consent to the reference to our firm under the caption
"Experts."


                                                     Coopers & Lybrand L.L.P.

Cleveland, Ohio
May 21, 1996